UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2016

FleetCor Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092-2830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-0479

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2016, FleetCor Technologies, Inc. (“FleetCor”) issued a press release announcing that it and its wholly owned subsidiary, DBTRANS Administração de Meios de Pagamento Ltda, signed a definitive agreement to acquire Serviços e Tecnologia de Pagamentos S.A. (“STP”), from a shareholder group including concessionaires CCR S.A., and Arteris S.A., Raizen Combustiveis S.A. (a joint venture between Shell and Cosan), and others (the “Acquisition”). The transaction price is denominated in Reals and is stated in the agreement at R$4.086 billion, which is subject to adjustment through closing. We anticipate the price at closing to be approximately R$4.2 billion, including adjustments, which is currently approximately US$1.05 billion.

The agreement includes customary representations, warranties and covenants by the parties. The Acquisition is subject to regulatory approvals and other customary closing conditions. The agreement is filed as Exhibit 2.1. Other than in respect of the Acquisition, there is no material relationship between FleetCor or the sellers or any of their affiliates.

Item 7.01	Regulation FD Disclosure.

A copy of the press release regarding the Acquisition is furnished as Exhibit 99.1 attached to this Form 8-K and incorporated into this Item 7.01 by reference.

A presentation FleetCor used during its conference call described below is furnished as Exhibit 99.2 attached to this Form 8-K and incorporated into this item 7.01 by reference.

The Company hosted a conference call March 15, 2016 at 9:00 a.m. ET to discuss FleetCor’s acquisition. The Company has posted a presentation that it used during the conference call, which is also available on the “Investor Relations” page of the Company’s website. The call was also webcast live from the Company’s investor relations website at investor.fleetcor.com. A replay can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 13633024. The replay will be available until March 22, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Acquisition agreement to acquire Serviços e Tecnologia de Pagamentos S.A.

99.1	FleetCor Technologies, Inc. press release dated March 15, 2016.

99.2	FleetCor Technologies, Inc. STP investor presentation dated March 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

March 18, 2016	By:	/s/ Eric R. Dey
Eric R. Dey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Acquisition agreement to acquire Serviços e Tecnologia de Pagamentos S.A.

99.1	FleetCor Technologies, Inc. press release dated March 15, 2016.

99.2	FleetCor Technologies, Inc. STP investor presentation dated March 15, 2016.